UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 26, 2010
SOUTHWEST BANCORP, INC.
(Exact name of registrant as specified in its charter)

Oklahoma	000-23064	73-1136584
(State or other jurisdiction	(Commission file	(IRS Employer
of incorporation)	number)	Identification No)
608 South Main Street, Stillwater, Oklahoma 74074
(Address of Principal Executive Offices)     (Zip Code)
Registrant’s telephone number, including area code: (405) 372-2230
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.0 Other Events.
Southwest Bancorp, Inc. (NADSAQ: OKSB) announced today that its Board of Directors had determined not to declare a dividend on its common stock for the first quarter of 2010 in view of current economic conditions.
Item 9.01 Financial Statements and Exhibits.
(a)	Financial statements of businesses acquired. Not applicable.

(b)	Pro forma financial information. Not applicable.

(c)	Exhibits. None
Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHWEST BANCORP, INC.
By:	/s/ Rick Green
Rick Green
President and Chief executive Officer

Dated: February 26, 2010